Exhibit  10.40

                              TERMINATION AGREEMENT
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     THIS  TERMINATION  AGREEMENT  (the  "Agreement")  is  made and entered into
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effective  as  of  July  27,  2005,  by  and  between POWER2SHIP, INC., a Nevada corporation  (the  "Company"),  and  CORNELL  CAPITAL  PARTNERS,  LP, a Delaware
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limited  partnership  (the  "Investor").
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                                    Recitals:
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     WHEREAS,  the  Company  and  the  Investor  entered  into  a Standby Equity
Distribution  Agreement  (the  "Standby  Equity  Distribution");  a Registration
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Rights  Agreement  (the  "Registration  Rights  Agreement"); an Escrow Agreement
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(the  "Escrow Agreement"); and a Placement Agent Agreement (the "Placement Agent
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Agreement"),  all  of  which  are dated June 28, 2004 (collectively, the Standby
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Equity  Distribution  Agreement,  the  Registration  Rights Agreement the Escrow
Agreement  and  Placement  Agent  Agreement  are referred to as the "Transaction
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Documents."
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     NOW,  THEREFORE,  in consideration of the premises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

 1.  Termination.  Each  of  the  parties  to  this  Agreement  hereby
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     terminates  the  Transaction  Documents  and  the  respective  rights  and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

 2.  Fees.  The  Investor  shall  retain  all  fees  in  connection with the
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     Transaction Documents, including any structuring fees and commitment fees.

     IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

POWER2SHIP, INC.                         CORNELL CAPITAL PARTNERS, LP

By: /s/ Richard Hersh                    By: Yorkville Advisors, LLC
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Name:  Richard Hersh                     Its: General Partner
Title:  CEO
                                         By:   /s/ Mark A. Angelo
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                                         Name:  Mark A. Angelo
                                         Title:  Portfolio Manager

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